UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2009

LITHIUM TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10446	13-3411148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Our telephone number, including area code: (610) 940-6090

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)           On May 22, 2009, Lithium Technology Corporation (the “Company”) filed a Form 10-Q for the quarter ended September 30, 2008 (the “September 2008 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) which included financial statements for the fiscal quarter ended September 30, 2008 (the “September 2008 Financial Statements”).  Amper, Politziner & Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm, has not yet completed its review of the Company’s September 2008 Financial Statements.  Accordingly, all information contained in the September 2008 Form 10-Q, including the September 2008 Financial Statements, is subject to update and revision and should therefore not be relied upon.  Amper is in the process of completing its review of the September 2008 Financial Statements and upon completion of such review, the Company will file with the SEC an amendment to the September 2008 Form 10-Q.  Management has discussed the matters disclosed in this Current Report on Form 8-K with Amper.

Item 8.01.  Other Events.

See Item 4.02(a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2009

LITHIUM TECHNOLOGY CORPORATION (Registrant)

By:	/s/ Theo M.M. Kremers
Name:	Theo M.M. Kremers
Title:	Chief Executive Officer and Acting Chief Financial Officer